SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 31, 1999

                     Spectrum Information Technologies, Inc.
             (Exact name of registrant as specified in its charter)

  Delaware                               0-15596             75-1940923
  (State or other jurisdiction           (Commission         IRS Employer
  of incorporation or organization)      File Number)        Identification No.)

                 594 Broadway, Suite 1001, New York, NY 10012
                    (Address of principal executive offices)

Registrant's telephone number, including area code (212) 965-0013

                     P.O. Box 1006, New York, NY 10268-1006
          (Former name or former address, if changed since last report)


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Item 4 - Changes in Company's Certifying Accountants.

     (a)  Previous Independent Public Accountants

     Effective August 31, 1999, the Board of Directors of Spectrum Information Technologies, Inc., doing business as Siti-Sites.com (the "Company") terminated the engagement of BDO Seidman LLP ("BDO") as its independent public accountants.

     In connection with the audits of the Company's financial statements for the last two fiscal years ending March 31, 1999, and March 31, 1998 and through the period ending August 31, 1999, there were no disagreements between Spectrum and BDO on any matters of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports on financial statements. There were no "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K with respect to the Company within the last two fiscal years ending March 31, 1998 or March 31, 1999, and the subsequent period ending August 31, 1999. BDO's reports on the Company's financial statements as of March 31, 1999 and 1998 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. However, BDO's report for the fiscal year ended March 31, 1999 contained an explanatory paragraph which stated that the Company's significant recurring losses, its change of control, the discontinuance of its prior business and its new strategic direction, raised substantial doubt about its ability to continue as a going concern. In addition, BDO's report for the fiscal year ended March 31, 1998 contained an explanatory paragraph which stated that unless the Company was able to successfully raise financing, there remained a substantial doubt about the Company's ability to continue as a going concern. The Company has provided a copy of this disclosure to BDO in compliance with the provisions of Item 304 (a)(3) of Regulation S-K and has requested a letter from BDO addressed to the Securities and Exchange Commission stating that BDO agrees with the statements as set forth above.

     A copy of that letter, dated September 7, 1999, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

     (b)  New Independent Public Accountants

     Effective August 31, 1999, the Company engaged the accounting firm of Edward Isaacs & Company LLP as independent public accountants of the Company. During the two most recent fiscal years ending March 31, 1999 and March 31, 1998, and through the period ending August 31, 1999, the Company has not consulted with Edward Isaacs & Company LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company or oral advice was provided that Edward Isaacs & Company LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a "reportable event" as described in Item 304(a)(1)(v) of Regulation S-K. However, following the Company's change of control transaction in December 1998 (as described in the Company's Annual Report on Form 10-K, filed with the SEC on July 14, 1999), the Company consulted with Edward Isaacs & Company LLP from time to time with respect to tax issues.


Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibit is filed herewith:

     Exhibit No.      Description
     -----------      -----------

     16.1             Letter from BDO regarding change in certifying accountant.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:   September 3, 1999


                                         SPECTRUM INFORMATION TECHNOLOGIES, INC.

                                         By  /s/ Lawrence M. Powers
                                         Lawrence M. Powers
                                         President, Chief Executive Officer and
                                         Chairman of the Board of Directors




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